                                    (LOGO)

                                FLAG INVESTORS


                            MARYLAND INTERMEDIATE
                          TAX FREE INCOME FUND, INC.
                            (Institutional Shares)


   This mutual fund (the "Fund") is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. The Fund will invest primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. Under normal circumstances, the dollar weighted expected average maturity of the portfolio normally will be not less than 3 and not more than 10 years. (See "Investment Program.")

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")

   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated August 1, 1995, as amended through November 1, 1995, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.


-------------------------------------------------------------------------------

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is November 1, 1995.



                                                                      PROSPECTUS

FLAG INVESTORS

MARYLAND INTERMEDIATE TAX FREE INCOME

                                  FUND, INC.
                            (INSTITUTIONAL SHARES)
                            ----------------------

                          135 EAST BALTIMORE STREET
                          BALTIMORE, MARYLAND 21202


                              TABLE OF CONTENTS
                              -----------------


                                                           Page
                                                           ----
 1. Fund Expenses  ...................................       2
 2. Financial Highlights  ............................       3
 3. Investment Program  ..............................       4
 4. Investment Restrictions  .........................      13
 5. How to Invest in Institutional Shares  ...........      13
 6. How to Redeem Institutional Shares  ..............      15
 7. Telephone Transactions ...........................      16
 8. Dividends and Taxes  .............................      17
 9. Management of the Fund  ..........................      20
10. Investment Advisor  ..............................      21
11. Distributor  .....................................      21
12. Custodian, Transfer Agent, Accounting Services  ..      22
13. Performance Information  .........................      22
14. General Information  .............................      23
Appendix .............................................     A-1

|-----------------------------------------------------------------------------|
| No person has been authorized to give any information or to make            |
| representations not contained in this Prospectus in connection with any | | offering made by this Prospectus and, if given or made, such information |
| must not be relied upon as having been authorized by the Fund or its        |
| distributor. This Prospectus does not constitute an offering by the Fund or |
| by its distributor in any jurisdiction in which such offering may not       |
| lawfully be made.                                                           |
|-----------------------------------------------------------------------------|

===============================================================================
1. FUND EXPENSES
 ...............................................................................

SHAREHOLDER TRANSACTION EXPENSES:
(as a percentage of offering price)
_______________________________________________________________________________

Maximum Sales Charge Imposed on Purchases  ...............  None
Maximum Sales Charge Imposed on Reinvested Dividends  ....  None
Deferred Sales Charge  ...................................  None
_______________________________________________________________________________

ANNUAL FUND OPERATING EXPENSES
(NET OF FEE WAIVERS AND REIMBURSEMENTS):
(as a percentage of average daily net assets)
_______________________________________________________________________________

Management Fees (net of fee waivers)  .................................   .00%*
12b-1 Fees  ...........................................................   None
Other Expenses (net of reimbursements).................................   .45%*
                                                                       -------
Total Fund Operating Expenses (net of fee waivers and reimbursements) .   .45%*
                                                                       =======
_______________________________________________________________________________

* The Fund's investment advisor currently intends to waive its fee or to reimburse the Fund on a voluntary basis to the extent required so that Total Fund Operating Expenses do not exceed .45% of the Institutional Shares' average daily net assets. Absent fee waivers and/or reimbursements, Management Fees would be .35%, Other Expenses would be 1.25% and Total Operating Expenses would be 1.60% of the Institutional Shares' average daily net assets.

EXAMPLE:


 You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period*:      1 year       3 years        5 years       10 years
 -----------------------------------------------------------------------------------------------------
                                                     $5           $15            $25           $58
 -----------------------------------------------------------------------------------------------------

* The example is based on Total Fund Operating Expenses, net of fee waivers and reimbursements. Absent such fee waivers and reimbursements, expenses would be higher.

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares", "Investment Advisor" and "Distributor.") The Expenses and Example appearing in the table above are based on the Fund's expenses (net of fee waivers and reimbursements) for the Flag Investors Shares, another class of shares offered by the Fund, for the fiscal year ended March 31, 1995, less 12b-1 fees of .25%.

===============================================================================
2. Financial Highlights
 ...............................................................................

   The Fund has not offered the Institutional Shares prior to the date of this Prospectus. However, the Fund has offered another class of shares since 1993. Historical financial information about the Fund is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Flag Investors Shares for the fiscal year ended March 31, 1995 and have been audited by Deloitte & Touche LLP, independent auditors. The financial statements and financial highlights for the Flag Investors Shares for the fiscal year ended March 31, 1995 and the report thereon of Deloitte & Touche LLP are included in the Statement of Additional Information. Additional performance information for the Flag Investors Shares is contained in the Fund's Annual Report for the fiscal year ended March 31, 1995 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a Share outstanding throughout each period)
-----------------------------------------------------------------------------

                                                                 Flag Investors Shares
                                                          ----------------------------------
                                                                             For the Period
                                                            For the Year    October 1, 1993*
                                                               Ended            through
                                                           March 31, 1995    March 31, 1994
                                                           --------------   ----------------
Per Share Operating Performance:
   Net asset value at beginning of period ..............     $     9.50        $    10.00
                                                           --------------   ----------------
Income from Investment Operations:
   Net investment income ...............................           0.40              0.14
   Net realized and unrealized gain/(loss) on
     investments  ......................................           0.05             (0.53)
                                                           --------------   ----------------
   Total from Investment Operations ....................           0.45             (0.39)
Less Distributions:
   Dividends from net investment income ................          (0.43)            (0.11)
                                                           --------------   ----------------
   Net asset value at end of period ....................     $     9.52        $     9.50
                                                           ==============   ================
Total Return**  ........................................           5.12%            (4.06)%
Ratios to Average Net Assets:
   Expenses(2) .........................................           0.70%             0.29%(1)
   Net investment income(3) ............................           4.44%             3.84%(1)
Supplemental Data:
   Net assets at end of period .........................        $12,919           $11,872
   Portfolio turnover rate .............................             33%                9%


----------------
 *  Commencement of operations.
** Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(1) Annualized.
(2) Without the waiver of advisory fees and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.85% and 2.46% (annualized) for the year ended March 31, 1995 and the period ended March 31, 1994, respectively.
(3) Without the waiver of advisory fees and reimbursement of expenses, the ratio of net investment income to average net assets would have been 3.29% and 1.68% (annualized) for the year ended March 31, 1995 and the period ended March 31, 1994, respectively.

===============================================================================
3. Investment Program
 ...............................................................................

INVESTMENT OBJECTIVES, POLICIES AND RISK
CONSIDERATIONS

   The Fund seeks to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. There is no assurance this objective will be met.

   Under normal conditions, the Fund expects to be as fully invested as practicable in obligations which, in the opinion of bond counsel to the issuers, produce interest exempt from federal income tax and Maryland state and local income tax and at least 65% of the Fund's total assets will be invested in securities of Maryland issuers. These include municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. The Fund may invest up to 35% of its assets in obligations of other issuers of securities the interest on which is exempt from Maryland state and local taxes. These issuers would include territories or possessions of the United States. However, the Fund has no present intention to invest in securities issued by such territories or possessions.

   As a matter of fundamental policy, under normal conditions, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from federal and Maryland state and local income taxes and 80% of the Fund's assets will be invested in municipal securities the income from which is not subject to the alternative minimum tax. Income derived from securities subject to the alternative minimum tax is not included when computing income exempt from federal and Maryland state and local income taxes. Under normal conditions, the Fund may invest up to 20% of its net assets in municipal securities the income from which is not exempt from Maryland state and local income taxes. For temporary, defensive purposes when, in the opinion of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor"), securities exempt from Maryland state and local income tax are not readily available or of sufficient quality, the Fund can invest up to 100% of its assets in securities which pay interest which is exempt only from federal income taxes or in taxable U.S. Treasury securities.

   The Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

   The Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in municipal securities, the interest on which is paid from revenues of projects with similar characteristics. See also "Special Considerations Relating To Maryland Municipal Securities."

   Under normal circumstances the Fund's portfolio will have a dollar weighted average maturity of not less than 3 and not more than 10 years.

The value of obligations purchased by the Fund will change as interest rates change. Thus, a decrease in interest rates generally will result in an increase in the value of shares of the Fund. Conversely, an increase in interest rates will generally result in a decrease in the value of the shares of the Fund. The magnitude of these fluctuations will be greater as the average maturity of the Fund increases.

   Municipal notes in which the Fund may invest will be limited to those obligations (i) which are rated MIG-1 or VMIG-1 at the time of investment by Moody's Investors Service, Inc. ("Moody's"), (ii) which are rated SP-1 at the time of investment by Standard & Poor's Ratings Group ("S&P"), or (iii) which, if not rated, are of comparable quality in the Advisor's judgement. Municipal bonds in which the Fund may invest must be rated BBB or better by S&P or Baa or better by Moody's at the time of investment or, if unrated must be of comparable quality in the Advisor's judgement. Securities rated Baa or BBB are deemed to have speculative characteristics. Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if unrated, are of comparable quality in the Advisor's judgement. These ratings may be based in part on credit support provided by a bank or other entity. Accordingly, a decline in the creditworthiness of the entity providing such support could affect the rating of the security, as well as the payment of interest and principal. For a description of the above ratings, see the "Appendix".

   The Fund may also enter into futures contracts and options on futures contracts, although it has no present intention to do so. Gains recognized by the Fund from such transactions would constitute taxable income to shareholders.

   The Fund may also purchase variable and floating rate demand notes and bonds. The Advisor will invest in commitments to purchase securities on a "when-issued" basis and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis.

 ...............................................................................

MUNICIPAL SECURITIES

   Municipal securities that the Fund may purchase consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests therein. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, industrial development bonds and participation interests therein. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, or lease payments, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   The Fund may purchase municipal lease obligations, including certificates of participation ("COPs") in municipal leases. The Fund may acquire municipal lease obligations that may be assigned by the lessee to another party provided the obligation continues to provide tax-exempt interest. The Fund will not purchase municipal lease obligations to the extent it holds municipal lease obligations and illiquid securities in an amount exceeding 10% of its net assets unless the Advisor determines that the municipal lease obligations are liquid pursuant to guidelines established by the Board of Directors of the Fund. Pursuant to these guidelines, the Advisor, in making this liquidity determination, will consider, among other factors, the strength and nature of the secondary market for such obligations, the prospect for its future marketability and whether such obligations are rated. The Fund expects that it will purchase only rated municipal lease obligations. In addition, the Fund may purchase participation interests in other municipal securities (such as industrial development bonds). (See "Participation Interests.")

   Municipal obligations purchased by the Fund which fall below the above rating criteria after the purchase by the Fund shall be sold promptly.

 ...............................................................................

INSURED OBLIGATIONS

   The Fund may invest in obligations that are insured as to the scheduled payment of all installments of principal and interest as they fall due. The purpose of this insurance is to minimize credit risks to the Fund and its shareholders associated with defaults in Maryland municipal obligations owned by the Fund. This insurance does not insure against market risk and therefore does not guarantee the market value of the obligations in the Fund's investment portfolio upon which the net asset value of the Fund's shares is based. The market value will continue to fluctuate in response to fluctuations in interest rates or the bond market. Similarly, this insurance does not cover or guarantee the value of the shares of the Fund. The ratings of the insured obligations may be based in part on insurance provided by an insurance company. Accordingly, a decline in the creditworthiness of the insurance company providing the insurance could affect the rating of the security, as well as the payment of interest and principal.

 ...............................................................................

PARTICIPATION INTERESTS

   The Fund may invest in COPs representing participation interests in municipal securities (such as AMT-Subject Bonds). A participation interest may pay a fixed, floating or variable rate of interest and gives the purchaser an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. The Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Fund intends to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from them is tax-exempt to the Fund. For purposes of complying with diversification requirements, the Fund will treat both the trust, or similar entity established to issue COPs, and the issuers of the underlying municipal securities as issuers. Also, the Fund will limit its investments in COPs to less than 25% of its total assets.

 ...............................................................................

PUTS

   A "put" feature permits the Fund to sell a security at a fixed price prior to maturity. The underlying municipal securities subject to a put may be sold at any time at the market rates. The Fund will purchase only securities subject to a put where the put is an integral part of the security as originally issued. Such puts may not be marketable or assignable. Therefore, the put would have value only to the Fund. In certain cases a premium may be paid for put features. The payment of a premium will have the effect of reducing the yield otherwise payable on the security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund's ability to enforce a put obligation is subject to the risk that the seller may default on its obligation to purchase the security. The Fund will limit its put transactions to institutions which the Advisor believes present minimal credit risk. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities subject to puts.

 ...............................................................................

REPURCHASE AGREEMENTS

   The Fund may agree to purchase U.S. Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. U.S. Treasury securities include Treasury bills, Treasury notes, Treasury bonds and Separate Trading of Registered Interest and Principal of Securities ("STRIPS"), all of which are direct obligations of the U.S. Government and are supported by the full faith and credit of the United States. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. Default by the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

 ...............................................................................

VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

   The Fund may purchase variable and floating rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate from time to time in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem will be dependent on the ability of the borrower to pay principal and interest on demand. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other municipal obligations. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

 ...............................................................................

WHEN-ISSUED SECURITIES

   New issues of municipal obligations are usually offered on a when- issued basis, which means that delivery and payment for such municipal obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The securities so purchased or sold are subject to market fluctuation so, at the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in municipal obligations purchased on a when-issued basis.

 ...............................................................................

ZERO COUPON TREASURY SECURITIES

   The Fund may invest in "zero coupon" Treasury securities which are U.S. Treasury bills, notes, and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   Currently U.S. Treasury securities issued without coupons include Treasury bills and Treasury STRIPS. In addition, a number of banks and brokerage firms separate the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sell them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, those securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. In certain circumstances, the Fund could fail to recoup its initial investment in those securities.

 ...............................................................................

SPECIAL CONSIDERATIONS RELATING TO MARYLAND
MUNICIPAL SECURITIES

   The Fund's concentration in securities issued by the State of Maryland and its political subdivisions involves greater risk than a fund broadly invested across many states and municipalities. Specifically, the credit quality of the Fund will depend upon the continued financial strength of the State of Maryland, as well as the financial condition of numerous public bodies and municipalities. As of October 11, 1995, the State was rated Aaa by Moody's and AAA by S&P and AAA by Fitch Investors Services, Inc.

   For more than a century, the State of Maryland has paid the principal and interest on its general obligation bonds when due, and has not issued short-term tax anticipation notes, or made any other similar short-term borrowings for its own needs. In 1985, however, the State issued bond anticipation notes in connection with a savings and loan crisis; all such notes have been discharged. There is no general debt limit imposed by the State Constitution or public general laws. State and local debt on a per capita basis or as a percentage of property values have increased by 33.4% and 7.1%, respectively, since 1990.

   During fiscal years 1991 through 1993, the national recession and weakened regional economy caused shortfalls in the State's budgeted revenues and increases in the demand for State services. During that period the State was forced both to cut local aid and other State expenditures and to raise taxes. Showing improvement from prior years, the State ended its fiscal year 1994 with a general fund surplus of $60 million on a budgetary basis and $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. The State's finances continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. The State ended its fiscal year 1995 with a General Fund undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and an additional $286.1 million on deposit in the Revenue Stabilization Account of the State Reserve Fund.

   In April 1995, the General Assembly of the State approved a $14.4 billion budget for fiscal year 1996, an 8.2% increase over the fiscal year 1995 budget. This budget includes funds sufficient to meet all fiscal year 1995 deficiencies, to provide cost of living adjustments for state employees and $161 million of increased aid to local governments. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a general fund surplus of $7.8 million; The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue Stabilization Account of the State Reserve Fund.

   The Fund expects to invest a substantial portion of its assets in the debt obligations of local governments and public authorities. While local governments in Maryland are predominantly reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in State aid. The Fund may purchase obligations issued by public authorities in Maryland which are not backed by the full faith and credit of the State or a local government and may or may not be subject to annual appropriations from the State's general fund. In addition, certain Maryland counties are subject to voter approved limitations on property tax increases or increases in governmental spending.

   The Fund may also invest in certain sectors with unique risks. These include but are not limited to investments in health care issues, solid waste revenue issues, and other private activity bonds without governmental backing. The U.S. hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. There may be substantial operating, legal, economic and regulatory risks associated with solid waste facilities which can affect the security for the bonds.

   Credit ratings and the financial and economic condition of the State, local governments, public authorities, and other borrowers in which the Fund may invest are subject to change at any time.

   A more detailed discussion of these and other considerations is contained in the Statement of Additional Information.

===============================================================================

4. Investment Restrictions

   The Fund's investment program is subject to a number of restrictions which reflect both self imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 and 2 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares. Investment restriction number 3 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry, provided that this limitation does not apply to investments in tax-exempt securities issued by governments or political subdivisions of governments (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

3) Invest more than 10% of the Fund's net assets in illiquid securities, including repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

===============================================================================


5. How to Invest in Institutional Shares

   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds, employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.

   The minimum initial investment in Institutional Shares is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to reject any order for the purchase of Institutional Shares.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business ("Business Day"). Purchase orders for Institutional Shares will be executed at the net asset value per share next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and ICC.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of that class. For this purpose portfolio securities are given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors.

   Institutional Shares may be offered only to residents of those states in which such shares are eligible for purchase.

 ...............................................................................

PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors Funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice to shareholders.

 ...............................................................................


OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

===============================================================================

6. How to Redeem Institutional Shares

   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent, Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.)

   A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern Time) will be effected at the next net asset value next determined on the following Business Day. Payment for redeemed Institutional Shares will be made by wire transfer of funds to the shareholder's bank or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within two Business Days.

   Dividends payable up to the date of the redemption of Institutional Shares will be paid on the next dividend payment date. If all of the Institutional Shares in an account have been redeemed on the dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' notice.

===============================================================================


7. Telephone Transactions

   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent, Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

===============================================================================


8. DIVIDENDS AND TAXES
 ...............................................................................

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends. The Fund may distribute to shareholders any net capital gains (net long-term capital gains less net short-term capital losses) on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

   Unless the shareholder elects otherwise, all income dividends (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains distributions, if any, will be reinvested in additional Institutional Shares at net asset value. However, shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent, Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.

 ...............................................................................

TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.

   The Fund intends to qualify as a "regulated investment company" under the Code and to distribute to its investors all of its net investment income (including its net tax-exempt income) and net short-term and long-term capital gain income, if any, so that it is not required to pay federal taxes on amounts so distributed. In addition, the Fund expects to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made during the year.

   Dividends derived from the Fund's net exempt-interest income and designated by the Fund as exempt-interest dividends may be treated by the Fund's shareholders as items of interest excludable from their gross income for federal income tax purposes if the Fund qualifies as a regulated investment company and if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excluded from gross income. Although exempt-interest dividends are excludable from a shareholder's gross income for regular income tax purposes, they may have collateral federal income tax consequences, including alternative minimum tax consequences. (See the Statement of Additional Information.)

   Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends. All or a portion of the interest on indebtedness incurred or continued by a shareholder to purchase or carry Institutional Shares is not deductible for federal income tax purposes. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by "private activity bonds" or "industrial development bonds" should consult their tax advisers before purchasing Institutional Shares.

   Under the Code, dividends attributable to interest on certain "private activity bonds" issued after August 7, 1986, will be included in alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax for individuals and for corporations. Additionally, in the case of corporations, all tax-exempt interest dividends will be taken into account in determining "adjusted current earnings" (as defined for federal income tax purposes) for purposes of computing the alternative minimum tax imposed on corporations.

   To the extent, if any, that dividends paid to investors are derived from taxable income, such dividends will be subject to federal income tax. In addition, as substantially all of the Fund's income is expected to be derived from earned interest, it is anticipated that no portion of the Fund's distributions will be eligible for the corporate dividends-received deduction. If the Fund purchases a municipal security at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation shall be treated as taxable interest income to the extent such gain does not exceed the market discount and any gain realized in excess of the market discount will be treated as capital gain. Distributions of net investment income and/or the excess, if any, of net short-term capital gains over net long-term capital losses are taxable to investors as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional Institutional Shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are designated by the Fund as capital gain dividends are taxable to investors as long-term capital gains, regardless of the length of time the investor owned the Institutional Shares.

   Dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by the shareholders in the year in which the dividends were declared.

   Shareholders will be advised annually as to the federal income tax consequences of distributions made during the year. Shareholders are urged to consult their tax advisers concerning the application of state and local taxes to investments in the Fund.

   The sale, exchange or redemption of shares is a taxable transaction to the shareholder.
 ...............................................................................

MARYLAND TAX DISCLOSURE

   To the extent the Fund qualifies as a regulated investment company under the Code, it will be subject to tax only on (1) that portion of its income on which tax is imposed for federal income tax purposes under Section 852(b)(1) of the Code and (2) that portion of its income which consists of federally tax exempt interest on obligations other than Maryland Exempt Obligations (hereinafter defined) to the extent such interest is not paid to Fund shareholders in the form of exempt-interest dividends. To the extent dividends paid by the Fund represent interest excludable from gross income for federal income tax purposes, that portion of exempt-interest dividends that represents interest received by the Fund on obligations issued by the State of Maryland, its political subdivisions, Puerto Rico, the U.S. Virgin Islands, or Guam and their respective authorities or municipalities ("Maryland Exempt Obligations"), will be exempt from Maryland state and local income taxes when distributed to a shareholder of the Fund. Except as noted below, all other dividend distributions will be subject to Maryland state and local income taxes.

   Capital gains distributed by the Fund to a shareholder or any gains realized by a shareholder from a redemption or sale of shares must be recognized for Maryland state and local income tax purposes to the extent recognized for federal income tax purposes. However, capital gains distributions included in the gross income of shareholders for federal income tax purposes are subtracted from capital gains income for Maryland income tax purposes to the extent such distributions are derived from the disposition of debt obligations issued by the State of Maryland, its political subdivisions and authorities.

   Dividends received by a shareholder from the Fund that are derived from interest on U.S. government obligations will be exempt from Maryland state and local income taxes. Entities subject to the financial institution franchise tax will generally be subject to tax on distributions from the Fund.

   In the case of individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Code for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Fund holds such bonds, the excess of 50% of that portion of exempt interest dividends which is attributable to interest on such bonds over a threshold amount may be taxable by Maryland. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder in order to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes. Individuals will not be subject to personal property tax on their shares of the Fund. Shares of the Fund held by a Maryland resident at death may be subject to Maryland inheritance and estate taxes.

===============================================================================

9. Management of the Fund

   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to ICC. Two Directors and all of the officers of the Fund are officers or employees of Alex. Brown or ICC. The other Directors of the Fund have no affiliation with Alex. Brown or ICC.

   The Fund's Directors and officers are as follows:

*Richard T. Hale      Chairman      M. Elliott Randolph, Jr.  President
*Truman T. Semans     Director      Paul D. Corbin            Executive Vice President
 James J. Cunnane     Director      Edward J. Veilleux        Vice President
 N. Bruce Hannay      Director      Gary V. Fearnow           Vice President
 John F. Kroeger      Director      Monica M. Hausner         Vice President
 Louis E. Levy        Director      Brian C. Nelson           Vice President and Secretary
 Eugene J. McDonald   Director      Diana M. Ellis            Treasurer
*Rebecca W. Rimel     Director      Laurie D. DePrine         Assistant Secretary
 Harry Woolf          Director

--------------
* Messrs. Hale and Semans are, and Ms. Rimel may be, "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940 (the "1940 Act").

===============================================================================
10. Investment Advisor

   Investment Company Capital Corp., the Fund's investment advisor, is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $4.1 billion of net assets as of September 30, 1995. The address of ICC is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. ICC currently intends to waive, on a voluntary basis, its annual fee to the extent necessary so that Total Fund Operating Expenses do not exceed .45% of the Institutional Shares' average daily net assets. For the fiscal year ended March 31, 1995, ICC waived all advisory fees and reimbursed expenses of $90,867.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

 ...............................................................................

PORTFOLIO MANAGERS

   Messrs. M. Elliott Randolph, Jr., the Fund's President, and Paul D. Corbin, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets since inception.

   M. Elliott Randolph has 21 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

   Paul D. Corbin has over 16 years of investment experience and has been a portfolio manager with the Advisor since 1991. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

===============================================================================
11. Distributor

   Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.


===============================================================================

12. Custodian, Transfer Agent, Accounting Services

   PNC Bank, National Association ("PNC Bank"), a national banking association, with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent. ICC also provides accounting services to the Fund. As compensation for such accounting services, ICC receives from the Fund an annual fee equal to $13,000, plus a percentage of the Fund's average daily net assets in excess of $10 million at a maximum rate of .10% of net assets and declining at various asset levels to a minimum rate of .001% on net assets of $1 billion or more. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

===============================================================================

13. Performance Information

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to relevant indices. Any quotations of yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30 day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. All advertisements of performance will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

   If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Shareholders should remember that performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

===============================================================================

14. GENERAL INFORMATION
 ...............................................................................

DESCRIPTION OF SHARES

   The Fund was incorporated under the laws of the State of Maryland on July 23, 1993 and is authorized to issue 35 million shares of capital stock, par value of $.001 per share, all of which shares are designated common stock.
Each share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. In the event of liquidation or dissolution of the Fund, each share would be entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors
Maryland Intermediate Tax Free Income Fund Institutional Shares." The Board
has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby: Flag Investors Maryland Intermediate Tax Free Income Fund Shares. Shares of that class are subject to a maximum front-end sales charge of 1.5% and a .25% 12b-1 fee. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the
Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of the classes may differ at times.
 ...............................................................................

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.
 ...............................................................................

REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors, Deloitte
& Touche LLP.
 ...............................................................................

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.
 ...............................................................................

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or a Participating Dealer, as appropriate.

                                 APPENDIX

   The following descriptions or ratings have been published by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").
 ...............................................................................

Description of Municipal Bond Ratings

   Bonds rated AAA have the highest rating S&P assigns to debt obligations. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated BBB have an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rate categories.

   Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 ...............................................................................

Description of Municipal Note Ratings

   Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 and VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

-- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
   Note rating symbols are as follows:
     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
 ...............................................................................

Description of Commercial Paper Ratings

   Commercial paper rated A by S&P is regarded as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 reflect a safety regarding timely payment but not as high as A-1.

   Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

         FLAG INVESTORS MARYLAND INTERMEDIATE TAX FREE INCOME FUND, INC.
                            (INSTITUTIONAL SHARES)
                           NEW ACCOUNT APPLICATION
==============================================================================
Send completed Application by overnight carrier to:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Maryland Intermediate Tax Free Income Fund, Inc.

For assistance in completing this Application please call: 1-800-553-8080 8:30 a.m. to 5:30 p.m., Eastern Time, Monday-Friday.

If you are paying by check, make check payable to "Flag Investors Maryland Intermediate Tax Free Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
==============================================================================
YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
Name on Account

------------------------------------------------------------------------------
Name of Corporation, Trust or Partnership

------------------------------------------------------------------------------
Tax ID Number
[ ] Corporation  [ ] Partnership  [ ] Trust
[ ] Non-Profit or Charitable Organization [ ] Other ------------------------- If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                                              For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)


Mailing Address

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                         State                        Zip

(    )
-----------------------------------------------------------------------------
Daytime Phone

=============================================================================
                              INITIAL INVESTMENT

The initial minimum purchase for the Institutional Shares of the Fund is $500,000. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments.
Indicate the amount to be invested and the method of payment:
___A. By Mail: Enclosed is a check in the amount of $________ payable to Flag
      Investors Maryland Intermediate Tax Free Income Fund, Inc.
___B. By Wire: A bank wire in the amount of $_______has been sent from
      _____________________  ___________________
         Name of Bank        Wire Control Number

Wire Instructions
Follow the instructions below to arrange for a wire transfer for initial investment:

o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.

o  Call 1-800-553-8080 to obtain investor's new investor's Fund account number.

o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:

   IFTC
   a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
   Acct. # 7528191
   ABA # 1010-0362-1
   Kansas City, Missouri 64105

Please include the following information in the wire:
o Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. -- Institutional Shares
o  The amount to be invested
o  "For further credit to ______________________________________."
                          (Investor's Fund Account Number)

==============================================================================
                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

Income Dividends
[ ] Reinvested in additional shares
[ ] Paid in cash

Capital Gains
[ ] Reinvested in additional shares
[ ] Paid in cash

==============================================================================
                            TELEPHONE TRANSACTIONS

I understand that the investor will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:

        No, the investor does not want:
            [ ] Telephone redemption privileges
            [ ] Telephone exchange privileges
Redemptions effected by telephone will be wired to the bank account designated below.

==============================================================================
                           BANK ACCOUNT DESIGNATION
                       (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

_____________________________________________________________________________
Name of Bank                                 Branch

_____________________________________________________________________________
Bank Address                                City/State/Zip

_____________________________________________________________________________
Name(s) on Account

_____________________________________________________________________________
Account Number                              A.B.A. Number

=============================================================================
                  ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE

I have received a copy of the Fund's prospectus dated November 1, 1995. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is the investor's correct taxpayer identification number and (2) that the investor is not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the investor that it is no longer subject to backup withholding. [ ] Check here if the investor is subject to backup withholding.
If a non-resident alien, please indicate country of residence:_______________

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that the investor may bear the risk of loss in the event of fraudulent use of such privileges. If the investor does not want telephone redemption or exchange privileges, I have so indicated on this Application.
_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date

_______________________________________________________________________________
Signature of Corporate Officer, General Partner, Trustee, etc.         Date


==============================================================================
                 PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ________* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

__________________________________   _________________________________________
Name/Title                           Signature                  Date

_________________________________   _________________________________________
Name/Title                           Signature                  Date

__________________________________   _________________________________________
Name/Title                           Signature                  Date

__________________________________   _________________________________________
Name/Title                           Signature                  Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

==============================================================================
                           CERTIFICATE OF AUTHORITY

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATION (With a Board of Directors or Board of Trustees.)

I ________________________, Secretary of the above-named investor, do hereby certify that a meeting on ______, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.


Witness my hand and seal on behalf of the investor.

this ___ day of ________, 199_     Secretary ________________________________

The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.
_____________________________________________________________________________
Signature and title                                           Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of Certificate B and attach it to the Application).

______________________________________________________________________________
Signature and title                                            Date

______________________________________________________________________________
Signature and title                                            Date

                      STATEMENT OF ADDITIONAL INFORMATION

                         -----------------------------

        FLAG INVESTORS MARYLAND INTERMEDIATE TAX FREE INCOME FUND, INC.

                            135 E. Baltimore Street
                           Baltimore, Maryland 21202

                         -----------------------------

                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS, WHICH MAY BE OBTAINED FROM ANY PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.







           Statement of Additional Information Dated: August 1, 1995,
                        as amended through November 1, 1995
                        Relating to Prospectus as Dated:
             August 1, 1995, relating to the Flag Investors Shares
                                      and
             November 1, 1995, relating to the Institutional Shares

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
 1.      General Information and History    ...................................................................   1

 2.      Investment Objectives and Policies ...................................................................   1

 3.      Valuation of Shares and Redemption ..................................................................    10

 4.      Federal Tax Treatment of Dividends and
           Distributions   ...................................................................................    11

 5.      Management of the Fund     ..........................................................................    14

 6.      Investment Advisory and Other Services      .........................................................    19

 7.      Distribution of Fund Shares..........................................................................    21

 8.      Brokerage............................................................................................    24

 9.      Capital Stock     ...................................................................................    25

10.      Semi-Annual Reports        ..........................................................................    26

11.      Custodian, Transfer Agent, Accounting Services       ................................................    26

12.      Independent Auditors       ..........................................................................    27

13.      Performance Information..............................................................................    27

14.      Control Persons and Principal Holders of
           Securities.........................................................................................    29

15.      Financial Statements       ..........................................................................    29




1. GENERAL INFORMATION AND HISTORY

        Flag Investors Maryland Intermediate Tax Free Income Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Flag Investors Maryland Intermediate Tax Free Income Fund Shares (the "Flag Investors Shares") and Flag Investors Maryland Intermediate Tax Free Income Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Maryland Intermediate Tax Free Income Fund, Inc., and specific references to either class of the Fund's Shares will be made using the name of such class.

   Important information concerning the Fund is included in the Fund's current Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800)767-FLAG) or, from Participating Dealers that offer shares to prospective investors. Prospectuses for the Flag Investors Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

   The Fund was incorporated under the laws of the State of Maryland on July 23, 1993. The Fund filed a registration statement with the SEC registering itself as an open-end non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended. The Institutional Shares, which were not offered prior to the date of this Statement of Additional Information are sold without a sales charge and are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown.

        Under a license agreement dated October 1, 1993 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.

2. INVESTMENT OBJECTIVES AND POLICIES

        The Fund is designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure. As described in the Prospectus, the Fund will attempt to achieve its objective by investing primarily in municipal obligations issued by the State of Maryland and its political subdivisions, agencies or instrumentalities. There can be no assurance that the Fund's investment objective will be achieved.

Municipal Obligations

        Municipal obligations include debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. For a discussion of quality, maturity and other criteria the Fund applies in investing in municipal obligations, see "Investment Objectives, Policies and Risk Considerations" in the Prospectus.

        Municipal obligations can be classified into three principal categories:
"general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital or operating needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

Other Tax-Exempt Instruments

        Other tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Fund's investment advisor, Investment Company Capital Corp. ("ICC" or the "Advisor") be comparable to the long-term bond or commercial paper ratings stated in the Prospectus. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Money Market Securities

        From time to time the Fund may purchase taxable short-term securities. These securities include direct obligations of the U.S. Government which consist of bills, notes and bonds issued by the U.S. Treasury. Obligations issued by agencies of the U.S. Government, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the U.S. or are guaranteed by the U.S. Treasury or supported by the issuing agencies' right to borrow from the U.S. Treasury.

        The obligations of U.S. commercial banks include certificates of deposit, time deposits and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time; however time deposits cannot be traded in the secondary market. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and furnish dollar exchanges. Maturities are generally six months or less.

        The commercial paper which may be purchased includes variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Advisor, be equivalent to the ratings applicable to permitted investments for the Fund. The Advisor will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Puts

        The Fund may engage in put transactions. The Advisor has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put". The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor would use its best efforts initially to determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

        The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for premiums on all puts outstanding will not exceed 2% of the value of the total assets of the Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Futures Contracts and Options on Futures Contracts

        The Fund may invest in futures contracts and related options including futures contracts on fixed income securities and contracts based on municipal bond or other financial indices.

        The Fund may buy or sell financial futures contracts or purchase options on such futures as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

        The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder.

        Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. An investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

        Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Fund's activities in the securities markets. In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures positions and premiums paid for options on futures would exceed 5% of the fair market value of the Fund's total assets. The Advisor reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

        The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Advisor's ability to forecast pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options purchased by the Fund, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's Advisor. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will at least be equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

        When-Issued Securities. The Fund may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

        Segregated accounts will be established with the Fund's custodian and will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Determining Average Portfolio Maturity

        For purposes of calculating the Fund's dollar-weighted average portfolio maturity, the maturity of a portfolio instrument will be deemed to be the period remaining (calculated from the trade date or such other date on which the Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, because the maturity of an instrument should correspond to its price and volatility characteristics, the Fund may shorten the maturity of a variable or floating rate instrument subject to a demand feature if it determines that there is not more than a minimal risk that the demand feature will not be honored. In the case of a demand feature the exercise of which is contingent on the continued credit quality of the underlying security or other conditions, this would include a determination that there is minimal risk that any condition precluding honoring the demand feature will occur.

        Therefore, to determine the maturity of portfolio securities, an instrument that has a variable rate, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less, will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement will be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Invest in real estate or mortgages on real estate;

        2. Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and options thereon;

        3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        4. Issue senior securities;

        5. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may make loans through the use of repurchase agreements;

        6. Effect short sales of securities;

        7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

        8. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

        2. Invest in shares of any other investment company registered under the Investment Company Act, other than in connection with a merger, consolidation, reorganization or acquisition of assets;

        3. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or Director of the Fund or its investment advisor owns beneficially more than .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

        4. Invest in companies for the purpose of exercising management or control;

        5. Purchase or sell puts or calls, or any combination thereof, except that the Fund may purchase put options and invest in futures contracts and options on futures contracts as disclosed in the Fund's Prospectus;

        6. Invest in real estate limited partnerships or oil, gas or mineral leases; or

        7. Purchase warrants.

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.

        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended March 31, 1995 and for the fiscal period ended March 31, 1994, the Fund's portfolio turnover rate was 33% and 9%, respectively.

Risk Factors Associated With a Maryland Portfolio

        The Fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to the State of Maryland and its agencies, there are 23 counties and 156 incorporated municipalities in Maryland (including Baltimore City), many of which have outstanding debt. As described below, a number of Maryland public authorities also issue debt.


   Economy. The economy of the State of Maryland continues to demonstrate relatively strong performance, with personal income well above the national average. Total State employment was 2.73 million in July, 1995 with the majority of jobs in trade, service, and government sectors. The national recession caused a loss of jobs in Maryland since employment levels peaked in mid-1990 but employment levels began to recover in mid-1992. Unemployment was 5.1% in August, 1995, compared to a national average of 5.6%. The State's population in 1994 was approximtely 5 million, with 83% concentrated in the Baltimore-Washington corridor.

        Debt. The State of Maryland and its political subdivisions issue four basic types of debt having varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged taxes or revenue streams, conduit revenue bonds payable from the repayment of certain loans to entities such as hospitals and universities, and tax-exempt lease obligations (including certificates of participation in the same), the payments under which are subject to annual appropriation. In 1994, $3,420,500,000 in state and local debt was issued in Maryland, with approximately 44% representing general obligation debt and 56% revenue bonds or lease-backed debt, compared to 35% general obligation and 65% revenue backed bonds nationally.

        Total combined tax supported debt outstanding of the State, Baltimore City, and all of the counties, municipalities, and special districts within Maryland totaled $12 billion as of June 30, 1994. The State of Maryland had $2.62 billion in general obligation bonds outstanding as of December 31, 1995. General obligation debt of the State of Maryland is rated Aaa by Moody's, AAA by Standard & Poor's and AAA by Fitch; there can be no assurance that these ratings will continue. There is no general limit on state general obligation bonds imposed by the State Constitution or laws; state general obligation bonds are payable from ad valorem taxes and, under the State Constitution, may not be issued unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. State and local general obligation debt on a per capita basis and as a percentage of property values have increased by 33.4% and 7.1%, respectively since 1990. Although the State may borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the State has not made use of this authority.

   Many agencies and instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Department of Transportation issues limited, special obligations payable primarily from fixed-rate excise taxes and other revenues related mainly to highway use, the amount of which was limited by the General Assembly to $1.054 billion for fiscal year 1996 (ending June 30, 1996); the principal amount of such bonds outstanding as of June 30, 1995 was $1.047 billion. The Maryland Transportation Authority, the Community Development Administration of the Department of Housing and Community Development, the Maryland Stadium Authority, the Maryland Environmental Service, the public educational institutions (which include the University of Maryland System, Morgan State University, St. Mary's College of Maryland and Baltimore City Community College), the Maryland Food Center Authority and the Maryland Water Quality Financing Administration also have issued and have outstanding bonds, the principal of and interest on which are payable solely from specified sources, principally fees or loan payments generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees. None of these bonds constitute debts or pledges of the faith and credit of the State. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from that of the State's general obligation bonds. Total outstanding revenue and enterprise debt of these State units at June 30, 1995 was approximately $3.7 billion.

        Certain State agencies also execute capital lease or conditional purchase agreements to finance certain facilities; all of the payments under these arrangements are subject to annual appropriation by the State. In the event that appropriations are not made, the State and its agencies may not be held contractually liable for the lease payments. As of June 30, 1995, $125 million of lease and conditional purchase financings were outstanding.

        In addition, the Maryland Health and Higher Educational Facilities Authority, the Maryland Industrial Development Financing Authority, the Northeast Maryland Waste Disposal Authority and the Maryland Economic Development Corporation issue conduit revenue bonds, the proceeds of which are lent to borrowers eligible under relevant State and federal law. These bonds are payable solely from the loan payments made by the borrowers, and their credit quality vary with the financial strengths of the respective borrowers.

        Financial. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland, its political subdivisions and the obligors on conduit revenue bonds. During the 1991, 1992 and 1993 fiscal years, Maryland experienced the effects of the national recession and a weakened economy. During this period, the State experienced unanticipated shortfalls in revenues. At the same time, the State experienced increased expenditures for public assistance. To address this situation, the State reduced appropriations, including aid to local governments, on several instances.

   As a result of successive rounds of cuts in local and other State expenditures and increases in taxes, the financial situation of the State stabilized in fiscal year 1993 with revenues coming in, at or above budgeted amounts, permitting the State to conclude fiscal year 1993 with a general fund surplus (budgetary basis) of $10.5 million (after $24.5 million of transfers to reserve accounts) and a $50.9 million balance in the Revenue Stabilization Account of the State Reserve Fund. Demonstrating continued improvement, the State ended its fiscal year 1994 with a general fund surplus of $60 million on a budgetary basis and $161.8 million on deposit in the Revenue Stabilization Account of the State Reserve Fund. The State's finances continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. The State ended its fiscal year 1995 with a General Fund undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and an additional $286.1 million on deposit in the Revenue Stabilization Account of the State Reserve Fund.

   In April, 1995 the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, an 8.2% increase above the fiscal year 1995 spending level. This budget did not include any expenditures based upon additional revenue from new or broad-based taxes, but included a $330 million appropriation to the State Reserve Fund, providing $20 million to its Economic Development Account, $120 million to the Revenue Stabilization Account and $190 million to a new Citizen Tax Reduction and Fiscal Reserve Account, a reserve which may be used either to effect future income tax reduction or to offset the impact of federal fiscal policies. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a general fund surplus of $7.8 million; The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue Stabilization Account of the State Reserve Fund.

Other Maryland Issuers

        Many local Maryland governments have also suffered from fiscal stress and general declines in financial performance. Recessionary impacts have resulted in downturns in real estate related receipts, declines in the growth of income tax revenues, lower cash positions and reduced interest income. To compensate for reductions in State aid to local governments, local governments closed this gap by increasing property and other taxes, program cuts, and curtailing pay raises. Certain counties in Maryland are subject to voter approval limitations on property tax levy increases or on increases in governmental spending which limits their flexibility in responding to external changes. Various tax initiatives to reform existing tax structures in certain counties were placed on the November, 1992 election ballot and were adopted. Future initiatives, if proposed and adopted, could create pressure on the counties and other local governments and their ability to raise revenues. The Fund cannot predict the impact of any such future tax limitations on debt quality.

        Many Maryland counties have established agencies with bond issuing authority, such as housing authorities. Maryland municipalities also have the power to issue conduit revenue bonds. Maryland local governments and their authorities are subject to various risks and uncertainties, and the credit quality of the bonds issued by them may vary considerably from that of State general obligation bonds.

        Sectors. Certain areas of potential investment concentration present unique risks. In recent years, 6 to 12% of tax-exempt debt issues in Maryland has been for public or non-profit hospitals. A significant portion of the Fund's assets may be invested in health care issues. Since 1983, the hospital industry has been under significant pressure to reduce expenses and limit length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each issue is separately secured by the individual hospital's revenues, third party reimbursement mechanisms for patient care are common to the group. At the present time Maryland hospitals operate under a system which reimburses hospitals according to a State administered set of rates and charges rather than the Federal Diagnosis Related Group (DRG) system for Medicare payments. Since 1983, Maryland hospitals have operated below the national average in terms of Medicare cost increases, allowing them to continue operating under a Medicare waiver. However, any loss of this waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals. Additionally, national focus on health care reform and any resulting legislation may further impact the financial condition of hospitals in Maryland and other states.

        The Fund may from time to time invest in solid waste revenue bonds which have exposure to environmental, technological and market risks which could affect the security and value of the bonds. Such risks include construction delay or shortfalls in construction funds due to increased regulation, and market disruption and revenue variability due to recent court decisions and legislative proposals.

Investments in Puerto Rico

        Although the Fund has no present intention to do so, from time to time, the Fund may invest in obligations of the Commonwealth of Puerto Rico and its public corporations exempt from federal and Maryland state and local income taxes. These investments will not be considered Maryland municipal securities for purposes of the Fund's policy to invest, under normal market conditions, 65% of its assets in Maryland municipal securities. The majority of the Commonwealth's debt is issued by ten public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, telecommunications, education, and public construction. As of May 31, 1995, outstanding public sector debt issued by the Commonwealth and its public corporations totaled $15.9 billion.

        Investment in Puerto Rico obligations requires a careful assessment of certain risk factors. These include reliance on substantial federal assistance and favorable tax programs, above average levels of unemployment and low wealth levels, and an economy vulnerable to adverse shifts in energy prices and U.S. foreign trade/monetary policies. These risks are countered by strong security provisions, a long history of timely debt repayment, and improved financial practices.

3. VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

        The net asset value per share is determined once daily as of 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to suspend the sale of Shares at any time.

        Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Advisor to be over-the-counter, are valued at the quoted bid prices provided by principal market makers. If a portfolio security is traded primarily on a national exchange on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair market value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Such procedures may include (i) the use of an independent pricing service which uses prices based upon yields or prices of securities of comparable quality, coupon, maturity and type, (ii) indications as to values from dealers, and (iii) general market conditions. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

        Under normal circumstances, the Fund will redeem Flag Investors Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

        The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional

Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The Fund expects to qualify as a regulated investment company under Subchapter M of the Code. However, to qualify as a regulated investment company for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and (2) derive less than 30% of its gross income each taxable year (exclusive of certain gains from designated hedging transactions that are offset by unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts on foreign currencies) are not directly related to the regulated investment company's principal business of investing in stock or securities (or options and futures with respect to stocks or securities). The Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded.

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

        As noted in the Prospectus, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

        Under Subchapter M, the Fund is exempt from federal income tax on its taxable net investment income and net capital gains which it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        For purposes of the Distribution Requirement (as well as for other purposes), the Fund will be required to treat as interest income any recognized market discount on debt obligations which it holds. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, upon the disposition of a bond bearing market discount or receipt of any principal payment with respect to such a bond, market discount is recognized by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Fund could affect (i) the amount and timing of distributions to shareholders and
(ii) the ability of the Fund to satisfy the Distribution Requirement.

        If capital gain distributions have been made with respect to Shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale or redemption of Shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the Shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or redemption of Shares of the Fund held for six months or less, however, will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such Shares. If Shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such Shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

        The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Individuals whose "modified income" exceeds a base amount will be subject to federal income tax up to one-half of their social security benefits. Modified income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends paid by the Fund. Beginning in 1994, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social security benefits.

        Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

        If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will generally be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such distributions will generally be eligible for the 70% dividends received deduction for "qualifying dividends."

        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year.

        The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax. However, shareholders should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability, and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

5. MANAGEMENT OF THE FUND

Directors and Officers

   The Directors and executive officers of the Fund, their respective ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (50)

                Managing Director, Alex. Brown & Sons Incorporated.

*TRUMAN T. SEMANS, Director (68)

                Managing Director, Alex. Brown & Sons Incorporated; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.

JAMES J. CUNNANE, Director (57)

                CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense) (1989-1993) and Director, The Arch Fund (mutual fund).

N. BRUCE HANNAY, Director (74)

                201 Condon Lane, Port Ludlow, Washington 98365. Formerly, Vice President, Research and Patents, AT&T Bell Laboratories; Formerly, Director, Rohm & Haas Company (diversified chemicals), General Signal Corp. (control equipment & systems) and Plenum Publishing Corp.

JOHN F. KROEGER, Director (71)

                Swan Road, P.O. Box 464, Martingham, St. Michaels, Maryland 21663. Director/Trustee AIM Funds; Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and
                General Manager, Shell Oil Company.

LOUIS E. LEVY, Director (62)

                26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick.

EUGENE J. MCDONALD, Director (63)

                Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare).

*REBECCA W. RIMEL, Director (44)

                Pew Charitable Trust, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

HARRY WOOLF, Director (72)

                Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, Merrill Lynch Cluster C Funds (registered investment companies) and ATL and Spacelabs Medical Corp. (medical equipment); Family Health International (nonprofit research and education).

M. ELLIOTT RANDOLPH, President (53)

                Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Principal, Monument Capital Management, Inc., 1988-1991; Senior Vice President and Chief Investment Officer, First
                National Bank of Maryland, 1976-1988.

PAUL D. CORBIN, Executive Vice President (43)

                Principal, Alex. Brown & Sons Incorporated, 1991 - Present; Senior Vice President, First National Bank of Maryland, 1985-1991.

EDWARD J. VEILLEUX, Vice President (52)

                Principal, Alex. Brown & Sons Incorporated; President, Investment Company Capital Corp. (registered investment advisor); and Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (50)

                Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

MONICA M. HAUSNER, Vice President (34)

                Vice President, Fixed Income Management Department, Alex. Brown & Sons Incorporated, March 1992-Present; Formerly, Assistant Vice President, First National Bank of Maryland, 1984-1992.

BRIAN C. NELSON, Vice President and Secretary (36)

                Vice President, Alex. Brown & Sons Incorporated, Investment Company Capital Corp. (registered investment advisor) and Armata Financial Corp. (registered broker-dealer).

DIANA M. ELLIS, Treasurer (44)

                Manager, Portfolio Accounting Department, Investment Company Capital Corp. (registered investment advisor); Mutual Fund Accounting Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Accounting Manager, Downtown Press Inc. (printer), 1987-1991.

LAURIE D. DePRINE, Assistant Secretary (29)

                Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student 1989-1991.

-------------
    * Messrs. Hale and Semans are Directors who are "interested persons", as defined in the Investment Company Act. Ms. Rimel will be treated by the Fund as if she could be deemed to be an "interested person".


   Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund, Vice President of one fund and Director of 10 other funds in the Fund Complex. Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald, and Woolf serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of five funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of each of the other funds in the Fund Complex. Mr. Nelson serves as Vice President and Secretary, Ms. Ellis serves as Treasurer and Ms. DePrine serves as Assistant Secretary, respectively, of each fund in the Fund Complex. Mr. Randolph serves as President of two funds and Vice President of one fund in the Fund Complex. Mr. Corbin serves as Vice President of three funds and Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Ms. Hausner serves as Vice President of three funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

   Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") and Ms. Rimel, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totalled approximately $1,000. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, in the fiscal year ended March 31, 1995.

                               COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------------------------

Name of Person, Position                             Aggregate Compensation                                    Total Compensation
                                                     From the Fund in the                                           From the Fund
                                                     Fiscal Year Ended                                           and Fund Complex
                                                     March 31, 1995                                             Paid to Directors
                                                                                                               in the Fiscal Year
                                                                                                             Ended March 31, 1995

---------------------------------------------------------------------------------------------------------------------------------

*Richard T. Hale, Chairman and Director                       $0                                                               $0

*Truman T. Semans, Director                                   $0                                                               $0

**James J. Cunnane, Director                                  $33(1)**                                    $9,750 for service on 13
                                                                                                  Boards in the Fund Complex** (2)

N. Bruce Hannay, Director                                     $132(1)                                    $39,000 for service on 13
                                                                                                    Boards in the Fund Complex (2)

John F. Kroeger, Director                                     $145(1)                                    $42,900 for service on 13
                                                                                                    Boards in the Fund Complex (2)

***Louis E. Levy, Director                                    $104(1) ***                                $29,250 for service on 13
                                                                                                Boards in the Fund Complex *** (2)

Eugene J. McDonald, Director                                  $132(1)                                    $39,000 for service on 13
                                                                                                    Boards in the Fund Complex (2)

*/****Rebecca W. Rimel, Director                              N/A ****                                                    N/A ****

Harry Woolf, Director                                         $132(1)                                    $39,000 for service on 13
                                                                                                    Boards in the Fund Complex (2)


* A Director who is, or may be, an "interested person" as defined in the Investment Company Act.
**       Elected to the Board on December 14, 1994.
***      Elected to the Board on June 17, 1994.
****     Elected to the Board on June 1, 1995.
(1) $0 of this amount has been deferred pursuant to a deferred compensation plan.
(2)      One of these funds ceased operations on May 17, 1995.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of five years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Messrs. Hannay, Kroeger and Woolf have qualified but have not received benefits, and no such benefits are being accrued for them since they have not yet retired. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fee is allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                  Beginning in December, 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan.

Code of Ethics

                  The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                  The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Non-Interested Directors, preclear any personal securities investments (with limited exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.

6. INVESTMENT ADVISORY AND OTHER SERVICES

         On October 1, 1993, the sole shareholder of the Fund approved an Investment Advisory Agreement between the Fund and ICC. ICC is a wholly-owned subsidiary of Alex. Brown, the Fund's distributor. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., which are also distributed by Alex. Brown.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the annual rate of .35% of the Fund's average daily net assets. ICC has voluntarily agreed to reduce its annual fee, if necessary, or to make payments to the Fund to the extent required so that the Fund's annual expenses do not exceed .70% of the Flag Investors Shares' average daily net assets and .45% of the Institutional Shares' average daily net assets. The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

         ICC has also agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires the Advisor to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded.

         The Investment Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreement, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement was most recently approved for continuance by the Fund's Board of Directors on September 25, 1995. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). For the fiscal year ended March 31, 1995 and for the Fund's initial fiscal period ended March 31, 1994, ICC waived all advisory fees ($45,630 and $12,065, respectively). In addition, for the same period, ICC reimbursed the Fund for other expenses aggregating $90,867 and $63,115, respectively. Absent such waivers and reimbursements, the Fund's total operating expenses would have been 1.85% and 2.46%, respectively, of the Fund's average daily net assets.

         ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")

7. DISTRIBUTION OF FUND SHARES

         Alex. Brown serves as the distributor of each class of the Fund's Shares pursuant to two separate Distribution Agreements, one for the Flag Investors Shares (the "Flag Investors Distribution Agreement") and one for the Institutional Shares (the "Institutional Distribution Agreement") (collectively, the "Distribution Agreements").

The Flag Investors Shares

         The Flag Investors Distribution Agreement provides that Alex. Brown has the exclusive right to distribute Flag Investors Shares either directly or through other broker-dealers. The Distribution Agreement further provides that Alex. Brown will: (a) solicit and receive orders for the purchase of Flag Investors Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and (d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Flag Investors Shares. The Flag Investors Distribution Agreement further provides that, in connection with the distribution of Flag Investors Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

         As compensation for providing distribution for the Flag Investors Shares as described above, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Flag Investors Shares. As compensation for providing distribution services for the fiscal year ended March 31, 1995 and the period from October 1, 1993 (commencement of operations) through March 31, 1994 Alex. Brown received from the Fund aggregate commissions and fees in the amount of $32,593 and $8,617, respectively, and from such fees paid $28,431 and $2,667, respectively, to its investment representatives and $494 and $0, respectively, to outside broker-dealers as compensation. Alex. Brown expects to allocate most of its annual fee to its investment representatives and up to all of its fee to broker-dealers who enter into Sub-Distribution Agreements with Alex. Brown.

         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Flag Investors Shares (the "Flag Investors Plan"). Under the Flag Investors Plan, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Flag Investors Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. The Flag Investors Distribution Agreement, including the Flag Investors Plan and a form of Sub-Distribution Agreement, was approved by the sole shareholder of the Fund on October 1, 1993. The Flag Investors Distribution Agreement has an initial term of two years and the Flag Investors Distribution Agreement and the

Flag Investors Plan encompassed therein will remain in effect from year to year as specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Flag Investors Plan was most recently approved in this manner by the Fund's Board of Directors on September 25, 1995.

         In approving the Flag Investors Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Flag Investors Plan would benefit the Fund and its shareholders. The Flag Investors Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Flag Investors Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Flag Investors Plan may be terminated at any time and the Flag Investors Distribution Agreement may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Flag Investors Shares (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Flag Investors Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

         During the continuance of the Flag Investors Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Flag Investors Plan to Alex. Brown pursuant to the Flag Investors Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports will be made by the persons authorized to make such payments. In addition, during the continuance of the Flag Investors Plan, the selection and nomination of the Fund's Non-Interested Directors will be committed to the discretion of the Non-Interested Directors then in office.

         In addition, with respect to the Flag Investors Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         Under the Flag Investors Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Flag Investors Plan. Payments under the Flag Investors Plan are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Shares is less than .25% of the Fund's average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Flag Investors Plan does not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if the Flag Investors Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to the Flag Investors Plan will cease and the Fund will not be required to make any payments past the date the related Flag Investors Distribution Agreement terminates.

The Institutional Shares

         The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through Participating Dealers, and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Alex. Brown receives no compensation for distributing the Institutional Shares.

         Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

         The Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. It has an initial term of two years and will remain in effect from year-to-year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty by the vote of a majority of the Fund's Non-Interested Directors or by a vote of the outstanding institutional Shares (as defined under Capital Stock). The Institutional Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.

         The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

8. BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits resulting from brokerage commissions on transactions of the Fund effected through Alex. Brown. In the fiscal year ended March 31, 1995, the Fund paid no brokerage commissions to Alex. Brown

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         During the fiscal year ended March 31, 1995, Alex. Brown directed no transactions to broker-dealers and paid no related commissions to broker dealers because of research services provided.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1995, the Fund held a 6.10% repurchase agreement issued by Goldman Sachs & Co. which was valued at $67,000.

9. CAPITAL STOCK

         The Fund is authorized to issue 35 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of shares: Flag Investors Maryland Intermediate Tax Free Income Fund Shares, Flag Investors Maryland Intermediate Tax Free Income Fund Class B Shares, and Flag Investors Maryland Intermediate Tax Free Income Fund Institutional Shares. The Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The Class B Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10. SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

11. CUSTODIAN, TRANSFER AGENT, ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania, 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $15.00 per account per year, plus reimbursement for out of pocket expenses incurred in connection therewith. ICC has served as the Fund's Transfer Agent since February 28, 1994 and for such services for the fiscal year ended March 31, 1995 received fees of $6,359.

         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                         Accounting Services Fee
         ------------------                         -----------------------
$          0  -  $   10,000,000                         $13,000(fixed fee)
$ 10,000,001  -  $   20,000,000                               .100%
$ 20,000,001  -  $   30,000,000                               .080%
$ 30,000,001  -  $   40,000,000                               .060%
$ 40,000,001  -  $   50,000,000                               .050%
$ 50,000,001  -  $   60,000,000                               .040%
$ 60,000,001  -  $   70,000,000                               .030%
$ 70,000,001  -  $   99,999,999                               .020%
$100,000,001  -  $  500,000,000                               .015%
$500,000,001  -  $1,000,000,000                               .005%
over $1,000,000,000                                           .001%

         In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with provision of ICC's accounting services: express delivery service, independent pricing and storage.

         For the fiscal year ended March 31, 1995 ICC received accounting fees of $16,037.

         ICC also serves as the Fund's investment advisor.

12. INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by Deloitte & Touche LLP. Deloitte & Touche LLP has offices at 117 Campus Drive, Princeton, New Jersey 08540.

13. PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices or averages in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

        n
P(1 + T)     = ERV

Where:   P   = a hypothetical initial payment of $1,000
         T   = average annual total return
         n   = number of years (1, 5 or 10)

       ERV   = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or Class). During its first year of operations, the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Morningstar Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Calculated according to SEC rules, for the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $1,000 payment for the Flag Investors Shares was $1,035, resulting in a total return for such Shares equal to 3.54%. For the period from the effectiveness of the Fund's registration statement on October 1, 1993 through the fiscal year ended March 31, 1995 the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Shares was $958 resulting in an average annual total return for such Shares equal to -4.5%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one-year period ended March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Shares was $1,051, resulting in a total return for such Shares equal to 5.1%. For the period from the effectiveness of the Fund's registration statement on October 1, 1993 through the fiscal year ended March 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Shares was $10,085 resulting in an average annual total return equal to 7.60%.

         The Institutional Shares were not offered prior to the date of this Statement of Additional Information.

Yield Calculations

         The Fund's yield for the Flag Investors Shares for the 30 day period ended March 31, 1995 was 3.66% and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 1.50%. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

         The Fund may also advertise a "tax-equivalent yield", which is calculated by determining the rate of the return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a shareholder. The Fund's tax-equivalent yield for the Flag Investors Shares, based on the 30 day period ended March 31, 1995 was 5.30% for a shareholder in the 31% bracket.

         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

14. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 10, 1995, the following persons owned of record or beneficially 5% or more of the Fund's total outstanding Flag Investors Shares:

         Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21202 owned beneficially 93.24% of the Fund's outstanding Shares.

         As of such date, Directors and officers as a group owned less than 1% of the total outstanding Flag Investors Shares.

         The Institutional Shares were not offered prior to the date of this Statement of Additional Information.


15. FINANCIAL STATEMENTS

         See next page.

                               FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
Statement of Net Assets                                          March 31, 1995




                                                                                RATINGS              PERCENT
  PAR                                                                          (MOODY'S/   VALUE      OF NET
 (000)                                                                           S&P)1    (NOTE A)    ASSETS
           MUNICIPAL BONDS - 97.3%

           GENERAL OBLIGATION - 65.8%
 $500      Anne Arundel County,MD,Solid Waste Project
                             4.50%,2/1/03................................       Aa/AA+    $467,580     3.6%
  500      Baltimore County,MD,Metropolitan District,64th Issue,
                       Callable 8/1/03 @ $102
                             4.50%,8/1/06................................      Aaa/AA+     448,440     3.5
  500      Baltimore County,MD Metropolitan District,61st Issue,
                             6.80%,4/1/00................................      Aaa/AA+     540,530     4.2
  400      Calvert County,MD,Refunding Consolidated Public.
                       Improvement Project,Callable 7/15/03 @ $102
                             4.80%,7/15/07...............................        Aa/A+     364,828     2.8
  250      Cecil County,MD (FGIC Insured),Refunding Consolidated
                       Public Improvement Project,Callable 12/1/03 @ $102
                             5.00%,12/1/06...............................      Aaa/AAA     242,457     1.9
  500      Charles County,MD,Refunding Consolidated Public
                       Improvement Project
                             6.00%,6/1/99................................       Aa/AA-     522,185     4.0
  400      Frederick County,MD,Refunding,Series "C"
                             4.60%,8/1/03................................       Aa/AA-     376,928     2.9
  500      Frederick,MD,Refunding and Improvement (FGIC Insured)
                             5.80%,12/1/02...............................      Aaa/AAA     519,045     4.0
  350      Harford County,MD,Refunding Consolidated
                       Public Improvement
                             4.40%,12/1/01...............................       Aa/AA-     333,232     2.6
  200      Howard County,MD,Refunding Consolidated
                       Public Improvement Project,Series "A"
                             4.875%,8/15/02..............................      Aa1/AA+     196,890     1.5
           Maryland State and Local Facilities Loan,Third Series,
                       Callable 7/15/01 @ $101
  600      4.30%,7/15/03.................................................      Aaa/AAA     552,918     4.3
  300      6.50%,7/15/04.................................................      Aaa/AAA     323,838     2.5
  500      Maryland State Capital Improvement and Refunding,
                       Callable 4/15/03 @ $100
                             5.00%,4/15/04...............................      Aaa/AAA     492,495     3.8
  750      Maryland State Capital Improvement and Refunding
                             4.90%,4/15/03...............................      Aaa/AAA     736,800     5.7

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
Statement of Net Assets (CONTINUED)                              March 31, 1995




                                                                                RATINGS                 PERCENT
 PAR                                                                          (MOODY'S/   VALUE         OF NET
(000)                                                                           S&P)1    (NOTE A)        ASSETS
                  GENERAL OBLIGATION - (CONTINUED)

 $275      Montgomery County,MD,Maryland National Capital
                       Park & Planning Commission,Series "N-2"
                             4.40%,7/1/01................................      Aaa/AAA    $ 262,521      2.0%
  600      Montgomery County,MD,Refunding Consolidated Public
                       Improvement Project,Series "A"
                             4.50%,10/1/03...............................      Aaa/AAA      564,354      4.4
  500      Ocean City,MD,Refunding (MBIA Insured)
                             5.00%,3/15/03...............................      Aaa/AAA      490,030      3.8
  250      Prince George's County,MD,Refunding Consolidated
                       Improvement Project,Series "A"(MBIA Insured)
                       Callable 3/1/02 @ $102
                             5.40%,9/1/02................................      Aaa/AAA      254,415      2.0
  250      Prince George's County,MD,Refunding Consolidated
                       Public Improvement Project,Callable 3/15/03 @ $102
                       (AMBAC Insured)
                             5.50%,3/15/05...............................      Aaa/AAA      250,560      1.9
  300      Rockville, MD, Refunding
                             4.60%,4/15/01...............................      Aa1/AA+      291,219      2.3
  250      Washington Suburban Sanitary District, MD,
                       Prerefunded 11/1/01 @ $102
                             6.40%,11/1/04...............................      Aaa/AAA      272,290      2.1
                                                                                          8,503,555     65.8
           OTHER REVENUE - 29.5%

  350      Baltimore County, MD, Mortgage Revenue, Silver Spring
                       Apartments, Callable 11/1/03 @ $102
                             6.60%,11/1/14...............................      NR*/AAA      361,270     2.8
  100      Baltimore, MD Convention Center,
                       Callable 9/1/04 @ $100 (FGIC Insured)
                             5.60%,9/1/06................................      Aaa/AAA      101,014     0.8
  250      Charles County, MD, Housing Revenue, (MBIA Insured)
                       Callable 7/1/03 @ $102
                             5.375%,7/1/09...............................      Aaa/AAA      234,237     1.8
  200      Maryland State Health and Higher Education Facilities
                        Authority, Revenue for Frederick Memorial
                        Hospital (FGIC Insured)
                             4.70%,7/1/02................................      Aaa/AAA      190,752     1.5

                               FLAG INVESTORS
            MARYLAND INTERMEDIATE  TAX-FREE INCOME FUND, INC.
Statement of Net Assets (CONTINUED)                              March 31, 1995


                                                                                RATINGS                PERCENT
  PAR                                                                          (MOODY'S/    VALUE       OF NET
 (000)                                                                           S&P)1    (NOTE A)      ASSETS
OTHER REVENUE - (CONTINUED)

 $500      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Good Samaritan
                       Hospital
                             5.40%,7/1/04................................         A/A    $ 486,485       3.8%
  500      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Harford Memorial and
                       Fallston General Hospitals
                       Callable 7/1/97 @ $102
                             8.50%,7/1/14................................      Baa1/NR*      530,585     4.1
  200      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Howard County General
                       Hospital
                             4.55%,7/1/98................................     Baa1/BBB      193,132      1.5
  300      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Peninsula Regional
                       Medical, Callable 7/1/03 @ $102
                             5.00%,7/1/06................................          A/A      274,761      2.1
  300      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Suburban Hospital
                             4.75%,7/1/03................................         A1/A      279,177      2.2
  160      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for University of Maryland
                       Medical Systems Callable 7/1/03 @ $102
                       (FGIC Insured)
                             5.375%,7/1/13...............................      Aaa/AAA      148,312      1.1
  250      Maryland State Health and Higher Education Facilities
                       Authority, Revenue for Washington County
                       Hospital (MBIA Insured)
                             4.45%,1/1/02................................      Aaa/AAA      234,940      1.8
  400      Maryland State Center for Physics Headquarters
                             5.80%,1/1/01................................      NR*/BBB      397,640      3.1
  100      Maryland State Community Development Administration,
                       Single Family Program, Third Series
                             4.55%,4/1/02................................       Aa/NR*       93,273      0.7
  300      Montgomery County, MD, Maryland Housing Opportunities
                       Commission, Callable 7/1/03 @ $102
                             4.70%,7/1/04................................       Aa/NR*      278,226      2.2
                                                                                          3,803,804     29.5

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
Statement of Net Assets (CONCLUDED)                              March 31, 1995




                                                                                RATINGS                PERCENT
  PAR                                                                          (MOODY'S/      VALUE     OF NET
 (000)                                                                           S&P)1      (NOTE A)    ASSETS
                TRANSPORTATION REVENUE - 2.0%

 $275      Washington,D.C.,Metropolitan Area Transportation Authority
                            for Gross Revenue (FGIC Insured)
                                4.50%,1/1/01..............................     Aaa/AAA    $   261,316     2.0%
                          TOTAL MUNICIPAL BONDS
                                (Cost $13,017,069)........................                 12,568,675    97.3

           REPURCHASE AGREEMENT - 0.5%
   67      GOLDMAN SACHS & CO. 6.10%
                       Dated 3/31/95,to be repurchased on 4/3/95,
                       collateralized by U.S.Treasury Bonds with a
                       market value of $69,198
                             (Cost $67,000)...............................                     67,000     0.5

                TOTAL INVESTMENT IN SECURITIES
                             (Cost $13,084,069)**.........................                12,635,675     97.8

                OTHER ASSETS IN EXCESS OF LIABILITIES, NET................                   283,423      2.2

                NET ASSETS................................................               $12,919,098    100.0%

                NET ASSET VALUE AND REDEMPTION PRICE
                             PER SHARE
                             ($12,919,098 divided by 1,356,953
                             shares outstanding)..........................                     $9.52

                MAXIMUM OFFERING PRICE PER SHARE
                             ($9.52 divided by .985)......................                     $9.66

    1 The Moody's or Standard & Poor's ratings are believed to be the most recent ratings available as of March 31, 1995.

    * Not rated.

   ** Also aggregate cost for federal tax purposes.

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE  TAX-FREE INCOME FUND, INC.
Statement of Operations                       For the Year Ended March 31, 1995

INVESTMENT INCOME (NOTE A):

    Interest............................................. $ 670,403

EXPENSES:

    Investment advisory fee (Note B).....................    45,630
    Legal................................................    41,366
    Distribution fee (Note B)............................    32,593
    Audit................................................    29,681
    Printing and postage.................................    23,071
    Custodian fee........................................    19,876
    Accounting fee (Note B)..............................    16,037
    Organizational expense (Note A)......................    10,249
    Miscellaneous........................................     8,619
    Registration fees....................................     7,189
    Transfer agent fees (Note B).........................     6,359
    Directors'fees.......................................     1,000
    Insurance............................................       263
     Total expenses......................................   241,933
    Less: Fees waived and expenses reimbursed (Note B)...  (136,497)
     Net expenses........................................   105,436
    Net investment income................................   564,967

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

    Net realized loss from security transactions.........  (116,538)
    Change in unrealized appreciation of
      investments........................................   122,723
    Net realized and unrealized gain on investments......     6,185

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..... $ 571,152

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
Statement of Changes in Net Assets


                                                            FOR THE YEAR    FOR THE PERIOD
                                                                ENDED      OCTOBER 1, 1993*
                                                              MARCH 31,        THROUGH
                                                                1995        MARCH 31, 1994
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income.................................. $   564,967     $   133,281
    Net realized loss from security transactions...........    (116,538)           (895)
    Change in unrealized appreciation/(depreciation)
     of investments........................................     122,723        (571,117)
       Net increase/(decrease) in net assets
         resulting from operations.........................     571,152        (438,731)

DIVIDENDS TO SHAREHOLDERS FROM (NOTE F):
    Net investment income..................................    (606,205)        (92,043)
    Distributions in excess of income......................      (8,865)              -
    Total distributions....................................    (615,070)        (92,043)

CAPITAL SHARE TRANSACTIONS (NOTE C):
    Proceeds from sale of 617,845 and 1,355,851
      shares, respectively.................................   5,832,374      13,460,866
    Value of 44,409 and 6,380 shares issued in
     reinvestment of dividends,respectively................     415,255          63,163
    Cost of 554,945 and 122,587 shares repurchased,
     respectively..........................................  (5,156,129)     (1,221,739)
    Total increase in net assets derived from capital
      share transactions...................................   1,091,500      12,302,290
       Total increase in net assets........................   1,047,582      11,771,516

NET ASSETS:
    Beginning of period....................................  11,871,516         100,000**
    End of period.......................................... $12,919,098     $11,871,516

     * Commencement of Operations.


    ** On October 1, 1993, the Fund sold 10,000 shares to a subsidiary of Alex. Brown & Sons Incorporated for $100,000.


See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             FOR THE YEAR      FOR THE PERIOD
                                                 ENDED        OCTOBER 1, 1993*
                                               MARCH 31,          THROUGH
                                                 1995          MARCH 31, 1994
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period...     $9.50             $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................      0.40               0.14
  Net realized and unrealized gain/(loss)
    on investments.........................      0.05              (0.53)
    Total from Investment Operations.......      0.45              (0.39)

LESS DISTRIBUTIONS:
  Dividends from net investment income.....     (0.43)             (0.11)
  Net asset value at end of period.........     $9.52              $9.50

TOTAL RETURN...............................      5.12%             (4.06)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)..............................      0.70%               0.29%(1)
  Net investment income(3).................      4.44%               3.84%(1)

SUPPLEMENTAL DATA:
  Net assets at end of period (000)........   $12,919             $11,872
  Portfolio turnover rate..................        33%                  9%

*Commencement of Operations.

(1) Annualized.

(2) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of expenses to average net assets would have been 1.85% and 2.46% (annualized) for the year ended March 31,1995 and the period ended March 31, 1994, respectively.

(3) Without the waiver of advisory fees and reimbursement of expenses (Note B), the ratio of net investment income to average net assets would have been 3.29% and 1.68% (annualized) for the year ended March 31,1995 and the period ended March 3, 1994, respectively.

See accompanying Notes to Financial Statements.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

Notes to Financial Statements

    A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 23, 1993 and commenced operations October 1, 1993. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to provide current income exempt from federal income taxes and Maryland state and local income taxes consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in municipal obligations issued by the State of Maryland and its political subdivisions,agencies or instrumentalities.
The Fund's concentration in securities involves greater risk than one that broadly invests.

    SECURITY VALUATION - Municipal bonds are valued on the basis of quotations provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Securities or other assets for which market quotations are not readily available are valued at their fair value so determined in good faith by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market.

    REPURCHASE AGREEMENTS - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain as collateral the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

    FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its net investment income and net realized capital gains.

    OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis and includes amortization of premiums.

    Costs incurred by the Fund in connection with its organization, registration, and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.


    B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Investment Company Capital Corp.("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.35% of the first $1 billion of the Fund's average daily net assets; 0.30% of the Fund's average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and 0.25% of the Fund's average daily net assets in excess of $1.5 billion.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

Notes to Financial Statements                                       (CONCLUDED)

    ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at not more than 0.70% of the Fund's average daily net assets. For the year ended March 31, 1995, CC waived fees of $45,630 and reimbursed expenses of $90,867, of which $69,925 is recorded as a receivable due from the advisor.

    As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $16,037 for accounting services for the year ended March 31, 1995.

    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $6,359 for transfer agent services for the year ended March 31, 1995.

    As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee calculated daily and paid monthly, at an annual rate equal to 0.25% of the Fund's average daily net assets. For the year ended March 31, 1995, distribution fees aggregated $32,593. Alex. Brown received no commissions from the Fund for the year ended March 31, 1995.

    C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 30 million shares of $.001 par value common stock.

    D. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities, other than short-term obligations, aggregated $6,512,463 and $3,976,886, respectively, for the year ended March 31, 1995.

    At March 31, 1995, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $29,296 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $477,690.


    E. NET ASSETS - At March 31, 1995, net assets consisted of:

Paid-in-capital......... $13,484,925
Accumulated net realized
  loss from security
  transactions..........    (117,433)
Unrealized depreciation
  of investments........    (448,394)
                         -----------
                         $12,919,098


    F. DISTRIBUTIONS - Of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 1995, 96.30% qualify as tax-exempt interest dividends for federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

                                FLAG INVESTORS
            MARYLAND INTERMEDIATE TAX-FREE INCOME FUND, INC.

Independent Auditors' Report

The Board of Directors and Shareholders,
Flag Investors Maryland Intermediate Tax-Free
Income Fund,Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1995, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period October 1, 1993 (commencement of operations) to March 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. as of March 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton,New Jersey
April 30,1995